UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2009

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525 11-2621692
(Commission File Number) (IRS Employer Identification No.)

1860 Smithtown Ave., Ronkonkoma, New York 11779
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 10, 2009, the Board of Directors of CVD Equipment Corporation (the “Registrant”) voted to increase the number of directors serving on the Board to six members and appointed Kelly S. Walters to serve as a director. A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Walters, 38, is the founder and managing member of Walters Advisory LLC, a management consulting firm. He has over 14 years of experience in corporate finance and mergers and acquisitions having represented alternative energy, clean technology, climate policy, advanced materials, chemicals and nanotechnology clients. From 2007 until 2009 Mr. Walters was a principal at ThinkEquity Partners and a principal in the firm’s Greentech and Enabling Technologies investment banking team. From 2003 until 2007, he was an investment banker with Morgan, Joseph & Co. He began his investment banking career with Lehman Brothers in 2000 in the firm’s Global Chemicals and Industrials Group. Prior to beginning his investment banking career he was advisory financial analyst for global strategic projects in the corporate planning department of Lexmark International, Inc. Mr. Walters earned an MA at The Patterson School of Diplomacy and International Commerce at the University of Kentucky. Mr. Walters also earned an MBA in Finance and a BA in Economics at the University of Kentucky. He is a Chartered Financial Analyst (CFA) charterholder, a Certified Management Accountant (CMA) and a Certified Financial Manager (CFM).

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated September 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                  CVD EQUIPMENT CORPORATION

Date: September 16, 2009	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)

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